UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Report to Shareholders.

[RRD - Please insert Annual Report here]

DECEMBER 31

A N N U A L

R E P O R T

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Shareholder:

TCW is pleased to present the 2017 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For 2017, the shareholders of TSI realized a 16.36% return on investment and the Fund’s net asset value (“NAV”) increased by 7.22% (i.e., returns of the underlying assets), while the TSI Custom Index gained 8.52%. The Fund’s year-to-date price based return exceeded the NAV based return which helped narrow the discount between NAV and share price from 8.3% at the beginning of the year to 0.68% by December 31, 2017. Annualized price based performance for the trailing 3-Year period and longer remained well ahead of the Fund’s benchmark.

In 2017, the Fund paid quarterly dividends of $0.055, $0.055, $0.0575, and $0.147 per share, respectively for each of the four quarters. The fourth quarter distribution of $0.147 per share included a capital gain distribution of $0.033 per share.

Fund Performance

	Annualized Total Return as of December 31, 2017
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price Based Return	16.36%	8.08%	7.36%	14.60%	11.17%	8.47%
NAV Based Return	7.22%	4.41%	6.18%	12.25%	9.51%	8.64%
Custom Benchmark(1)	8.52%	5.30%	6.25%	6.30%	6.38%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Management Commentary

TCW manages the Fund’s portfolio of securities according to a full cycle discipline. Effectively, this means that our management style opportunistically increases the level of risk taking with respect to the assets in the early years of an asset price/credit cycle. In the latter stages of the cycle, our proclivity is to reduce risk, which naturally also has the tendency to pull down the overall yield of the portfolio. TCW currently judges the cycle to be in its later stages and hence the portfolio has been actively de-risked across a number of different dimensions. Of course, price volatility can never be eliminated nor can the future be judged with any certainty. That said, management’s efforts to de-risk the portfolio, while causing portfolio yield to remain modest, also have the effect of somewhat mitigating the impact of market de-leveraging events.

Our belief that the cycle has entered a late stage is predicated on a number of observations. These include:

1.	High and rising leverage within the corporate debt sector

2.	Worsening loss and delinquency trends within consumer credit, especially in the auto and credit card lending arenas

3.	A flattening trend in terms of bank commercial and industrial lending

4.	Probable reductions in global central bank stimulus and an apparent inability of the Fed to “normalize” rates

5.	Substantial declines in market based volatility metrics

6.	“Cycle tights” in terms of the flatness of the yield curve, i.e., a narrowing of the yield between longer dated and shorter dated debt securities

Management is therefore currently focused on investment securities and strategies that draw from the relatively safer sectors of the market. These include (but are not limited to) private label, “legacy” non-agency mortgage-backed securities, AAA-rated commercial mortgages, government guaranteed student loan securitizations, and investment grade corporate debt.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our web site at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments	December 31, 2017

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES —95.0% OF NET ASSETS
ASSET-BACKED SECURITIES — 11.4%
321 Henderson Receivables LLC (17-1A-A)
3.99% (1)	08/16/60	$253,130	$260,168
A Voce CLO, Ltd. (14-1A-A1R)
2.52% (3 mo. USD LIBOR + 1.160%) (1),(2)	07/15/26	1,400,000	1,402,633
AMMC CLO (16-19A-A)
2.86% (3 mo. USD LIBOR + 1.500%) (1),(2)	10/15/28	1,370,000	1,378,187
AMUR Finance I LLC (13-1)
10.00% (3)	01/25/22	777,891	287,821
AMUR Finance I LLC (13-2)
10.00% (3)	03/20/24	529,571	185,351
Babson CLO, Ltd. (13-IA-AR)
2.46% (3 mo. USD LIBOR + 0.800%) (1),(2)	01/20/28	640,000	640,320
Babson CLO, Ltd. (14-3A-AR)
2.68% (3 mo. USD LIBOR + 1.320%) (1),(2)	01/15/26	710,000	710,973
Bayview Commercial Asset Trust (03-2-A)
2.42% (1 mo. USD LIBOR + 0.870%) (1),(2)	12/25/33	625,324	603,433
Bayview Commercial Asset Trust (04-1-A)
1.91% (1 mo. USD LIBOR + 0.540%) (1),(2)	04/25/34	489,745	483,834
Bayview Commercial Asset Trust (04-2-A)
1.98% (1 mo. USD LIBOR + 0.645%) (1),(2)	08/25/34	513,084	496,571
Bayview Commercial Asset Trust (04-3-A1)
1.92% (1 mo. USD LIBOR + 0.370%) (1),(2)	01/25/35	264,360	261,268
Blue Hill CLO, Ltd. (13-1A-AR)
2.54% (3 mo. USD LIBOR + 1.180%) (1),(2)	01/15/26	1,400,000	1,400,498
Brazos Higher Education Authority, Inc. (10-1-A2)
2.66% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	2,200,000	2,251,144
CIT Education Loan Trust (07-1-A)
1.76% (3 mo. USD LIBOR + 0.090%) (1),(2)	03/25/42	835,268	788,247
Education Loan Asset-Backed Trust I (13-1-A2)
2.35% (1 mo. USD LIBOR + 0.800%) (1),(2)	04/26/32	1,260,000	1,242,352

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
EFS Volunteer No 2 LLC (12-1-A2)
2.90% (1 mo. USD LIBOR + 1.350%) (1),(2)	03/25/36	$1,500,000	$1,542,730
GCO Education Loan Funding Master Trust II (06-2AR-A1RN)
1.98% (1 mo. USD LIBOR + 0.650%) (1),(2)	08/27/46	2,295,229	2,230,827
GE Business Loan Trust (05-1A-A3)
1.73% (1 mo. USD LIBOR + 0.250%) (1),(2)	06/15/33	218,792	214,728
GE Business Loan Trust (05-2A-A)
1.72% (1 mo. USD LIBOR + 0.240%) (1),(2)	11/15/33	380,720	374,075
Global SC Finance SRL (14-1A-A2)
3.09% (1)	07/17/29	286,375	278,685
Goal Capital Funding Trust (06-1-B)
1.91% (3 mo. USD LIBOR + 0.450%) (2)	08/25/42	294,704	274,163
Higher Education Funding I (14-1-A)
2.51% (3 mo. USD LIBOR + 1.050%) (1),(2)	05/25/34	518,200	518,809
Nelnet Student Loan Trust (14-4A-A2)
2.50% (1 mo. USD LIBOR + 0.950%) (1),(2)	11/25/48	575,000	564,661
North Carolina State Education Assistance Authority (11-1-A3)
2.27% (3 mo. USD LIBOR + 0.900%) (2)	10/25/41	2,200,000	2,197,473
Peachtree Finance Co. LLC (05-B-A)
4.71% (1)	04/15/48	7,487	7,496
Scholar Funding Trust (12-B-A2)
2.66% (1 mo. USD LIBOR + 1.100%) (1),(2)	03/28/46	909,544	910,258
SLC Student Loan Trust (04-1-B)
1.71% (3 mo. USD LIBOR + 0.290%) (2)	08/15/31	412,017	385,452
SLC Student Loan Trust (06-1-B)
1.80% (3 mo. USD LIBOR + 0.210%) (2)	03/15/55	532,888	506,221
SLM Student Loan Trust (04-2-B)
1.84% (3 mo. USD LIBOR + 0.470%) (2)	07/25/39	443,404	422,985
SLM Student Loan Trust (05-9-B)
1.67% (3 mo. USD LIBOR + 0.300%) (2)	01/25/41	527,275	486,447
SLM Student Loan Trust (06-2-A6)
1.54% (3 mo. USD LIBOR + 0.170%) (2)	01/25/41	1,400,000	1,358,632
SLM Student Loan Trust (06-8-A6)
1.53% (3 mo. USD LIBOR + 0.160%) (2)	01/25/41	1,400,000	1,356,557

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
SLM Student Loan Trust (07-6-B)
2.22% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	$156,003	$151,740
SLM Student Loan Trust (07-7-B)
2.12% (3 mo. USD LIBOR + 0.750%) (2)	10/27/70	150,000	142,587
SLM Student Loan Trust (08-2-B)
2.57% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	225,000	219,770
SLM Student Loan Trust (08-3-B)
2.57% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	225,000	222,099
SLM Student Loan Trust (08-4-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	225,000	224,705
SLM Student Loan Trust (08-5-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	225,000	229,933
SLM Student Loan Trust (08-6-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	225,668
SLM Student Loan Trust (08-7-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	225,000	232,343
SLM Student Loan Trust (08-8-B)
3.62% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	225,000	237,875
SLM Student Loan Trust (08-9-B)
3.62% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	225,000	234,015
Structured Receivables Finance LLC (10-A-B)
7.61% (1)	01/16/46	694,128	785,741
Structured Receivables Finance LLC (10-B-B)
7.97% (1)	08/15/36	409,141	478,140
Student Loan Consolidation Center (02-2-B2)
2.29% (28 day Auction Rate) (1),(2)	07/01/42	1,400,000	1,113,575
Vermont Student Assistance Corp. (12-1-A)
2.04% (1 mo. USD LIBOR + 0.70%) (2)	07/28/34	313,902	314,062
Voya CLO, Ltd. (15-2A-A)
2.76% (3 mo. USD LIBOR + 1.400%) (1),(2)	07/23/27	1,405,000	1,411,387

Total Asset-Backed Securities
(Cost: $31,968,186)			32,246,639

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES — 51.8%
Commercial Mortgage-Backed Securities — Agency — 1.8%
Fannie Mae (11-M5-A2) (ACES)(I/O)
1.13% (4)	07/25/21	$7,311,489	$246,435
Fannie Mae (12-M11-FA) (ACES)
1.74% (1 mo. USD LIBOR + 0.500%) (2)	08/25/19	265,262	265,467
Fannie Mae (12-M14-X2) (I/O)
0.49% (4)	09/25/22	13,837,854	249,863
Fannie Mae (13-M13-FA)
1.90% (1 mo. USD LIBOR + 0.350%) (2)	05/25/18	357,100	356,503
Fannie Mae (16-M11-X2) (I/O)
2.70% (4)	07/25/39	6,974,532	503,781
Fannie Mae (16-M4-X2) (I/O)
2.70% (4)	01/25/39	3,205,206	354,929
Freddie Mac Multifamily Structured Pass-Through Certificates (K702-X1) (I/O)
1.46% (4)	02/25/18	7,144,276	5,087
Freddie Mac Multifamily Structured Pass-Through Certificates (KP01-X) (I/O)
3.27% (4)	01/25/19	2,717,086	20,202
Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)
0.65% (4)	09/25/25	12,000,000	514,825
Freddie Mac Multifamily Structured Pass-Through Certificates (KSCT-A1)
3.19%	12/25/19	349,405	352,815
Freddie Mac Multifamily Structured Pass-Through Certificates (KSCT-AX) (I/O)
1.17% (4)	01/25/20	4,631,850	86,702
Ginnie Mae (09-114-IO) (I/O)
0.00% (4),(5)	10/16/49	8,770,187	62,462
Ginnie Mae (11-10-IO) (I/O)
0.06% (4)	12/16/45	21,394,853	203,852
Ginnie Mae (11-105-IO) (I/O)
0.00% (4),(5)	09/16/51	11,287,050	128,390
Ginnie Mae (11-152-IO) (I/O)
0.62% (4)	08/16/51	5,109,406	99,955
Ginnie Mae (11-42-IO) (I/O)
0.00% (4),(5)	08/16/50	17,765,179	200,190
Ginnie Mae (12-4-IO) (I/O)
0.25% (4)	05/16/52	15,955,780	252,055
Ginnie Mae (14-103-IO) (I/O)
0.62% (4)	05/16/55	6,556,352	258,823

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities — Agency (Continued)
Ginnie Mae (14-125-IO) (I/O)
0.97% (4)	11/16/54	$6,698,226	$432,344
Ginnie Mae (14-88-IE) (I/O)
0.32% (4)	03/16/55	8,689,980	264,587
Ginnie Mae (16-22-IX) (I/O)
1.25% (4)	06/16/38	1,793,206	175,015

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $6,729,363)			5,034,282

Commercial Mortgage-Backed Securities — Non-Agency — 2.9%
BAMLL Commercial Mortgage Securities Trust (14-520M-A)
4.18% (1),(4)	08/15/46	260,000	283,297
CGRBS Commercial Mortgage Trust (13-VN05-A)
3.37% (1)	03/13/35	190,000	194,358
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)
1.81% (1),(3),(4),(6)	09/10/45	3,641,143	239,662
COMM Mortgage Trust (13-CR12-XA) (I/O)
1.29% (3),(4)	10/10/46	4,411,615	225,149
COMM Mortgage Trust (14-CR16-A2)
3.04%	04/10/47	1,420,000	1,434,286
GS Mortgage Securities Corp. Trust (12-ALOH-A)
3.55% (1)	04/10/34	275,000	283,829
GS Mortgage Securities Corp. Trust (12-SHOP-A)
2.93% (1)	06/05/31	270,000	272,379
GS Mortgage Securities Corp. Trust (17-GPTX-XCP) (I/O)
0.79% (1),(3),(4)	05/10/34	11,500,000	216,484
JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA) (I/O)
1.87% (1),(3),(4),(6)	12/05/27	12,098,048	431,614
JPMorgan Chase Commercial Mortgage Securities Trust (10-CNTR-A2)
4.31% (1)	08/05/32	175,219	180,177
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-A)
3.09% (1)	07/05/32	277,401	281,994
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)
1.43% (1),(3),(4),(6)	07/05/32	4,705,912	265,970

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities — Non-Agency (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)
1.34% (3),(4)	04/15/46	$3,649,276	$191,577
Morgan Stanley Bank of America Merrill Lynch Trust (13-C11-A2)
3.09%	08/15/46	692,217	695,661
Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)
1.39% (3),(4)	02/15/46	4,080,603	234,394
OBP Depositor LLC Trust (10-OBP-A)
4.65% (1)	07/15/45	255,000	266,754
UBS Commercial Mortgage Trust (12-C1-XA) (I/O)
2.08% (1),(3),(4),(6)	05/10/45	5,823,972	425,756
VNDO Mortgage Trust (12-6AVE-A)
3.00% (1)	11/15/30	280,000	282,901
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)
1.85% (1),(3),(4),(6)	08/15/45	4,812,137	322,270
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)
1.96% (1),(3),(4)	11/15/45	3,200,657	240,705
WFRBS Commercial Mortgage Trust (14-C23-XA) (I/O)
0.66% (3),(4)	10/15/57	8,690,841	277,997
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)
0.95% (3),(4)	11/15/47	6,369,563	293,282
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O)
1.31% (3),(4)	03/15/47	13,966,648	705,732

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $8,935,727)			8,246,228

Residential Mortgage-Backed Securities — Agency — 1.1%
Fannie Mae (04-53-QV) (I/O) (I/F)
1.59% (4)	02/25/34	1,984,201	54,914
Fannie Mae (07-42-SE) (I/O) (I/F)
4.56% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/25/37	200,615	23,802
Fannie Mae (07-48-SD) (I/O) (I/F)
4.55% (-1.00 x 1 mo. USD LIBOR + 6.100%) (2)	05/25/37	2,367,298	316,882
Fannie Mae (09-69-CS) (I/O) (I/F)
5.20% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	412,699	68,622

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Agency (Continued)
Freddie Mac (1673-SD) (I/F) (PAC)
14.33% (-2.15 x T10Y + 19.391%) (2)	02/15/24	$130,634	$161,743
Freddie Mac (1760-ZD)
1.85% (1 x T10Y - 0.500%) (2)	02/15/24	282,077	278,688
Freddie Mac (2990-JK) (I/F)
16.10% (-4.00079 x 1 mo. USD LIBOR + 22.004%) (2)	03/15/35	181,934	231,704
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC)
4.15% (-1.00 x 1 mo. USD LIBOR + 5.630%) (2)	03/15/36	3,069,463	506,747
Freddie Mac (3239-SI) (I/O) (I/F) (PAC)
5.17% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	11/15/36	852,423	157,521
Freddie Mac (3323-SA) (I/O) (I/F)
4.63% (-1.00 x 1 mo. USD LIBOR + 6.110%) (2)	05/15/37	237,876	28,184
Freddie Mac (3459-JS) (I/O) (I/F)
4.77% (-1.00 x 1 mo. USD LIBOR + 6.250%) (2)	06/15/38	324,178	50,125
Freddie Mac (4030-HS) (I/O) (I/F)
5.13% (-1.00 x 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	1,730,166	312,121
Ginnie Mae (06-35-SA) (I/O) (I/F)
5.10% (-1.00 x 1 mo. USD LIBOR + 6.600%) (2)	07/20/36	2,469,617	390,401
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)
3.25% (-1.00 x 1 mo. USD LIBOR + 4.750%) (2)	11/20/36	4,122,212	317,224
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)
4.90% (-1.00 x 1 mo. USD LIBOR + 6.400%) (2)	05/20/38	2,265,996	251,989

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,883,889)			3,150,667

Residential Mortgage-Backed Securities — Non-Agency — 46.0%
ACE Securities Corp. (04-IN1-A1)
2.19% (1 mo. USD LIBOR + 0.640%) (2)	05/25/34	614,188	574,307
ACE Securities Corp. (07-ASP1-A2C)
1.81% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	1,721,629	1,030,952
Adjustable Rate Mortgage Trust (05-4-6A22)
3.57% (4)	08/25/35	956,155	593,119

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Adjustable Rate Mortgage Trust (06-1-2A1)
4.38% (4),(7)	03/25/36	$670,206	$563,727
Alternative Loan Trust (06-8T1-1A2) (I/O)
3.95% (1 mo. USD LIBOR + 5.500%) (2),(3)	04/25/36	7,938,099	1,208,987
Asset-Backed Funding Certificates (05-HE2-M2)
2.30% (1 mo. USD LIBOR + 0.750%) (2)	06/25/35	249,109	251,470
Asset-Backed Funding Certificates (07-NC1-A2)
1.85% (1 mo. USD LIBOR + 0.300%) (1),(2)	05/25/37	1,600,000	1,439,318
Asset-Backed Securities Corp. Home Equity (06-HE1-A4)
1.85% (1 mo. USD LIBOR + 0.300%) (2)	01/25/36	1,500,000	1,419,345
Asset-Backed Securities Corp. Home Equity (06-HE3-A5)
1.82% (1 mo. USD LIBOR + 0.270%) (2)	03/25/36	3,000,000	2,892,401
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)
1.70% (1 mo. USD LIBOR + 0.150%) (2)	12/25/36	879,117	856,453
Banc of America Alternative Loan Trust (05-10-1CB1)
1.95% (1 mo. USD LIBOR + 0.400%) (2),(7)	11/25/35	1,025,818	926,721
Banc of America Funding Corp. (15-R3-6A2)
1.50% (1),(4)	05/27/36	1,855,097	1,616,506
Banc of America Funding Trust (06-3-4A14)
6.00%	03/25/36	627,614	637,250
Banc of America Funding Trust (06-3-5A3)
5.50% (7)	03/25/36	378,442	361,249
Banc of America Funding Trust (15-R4-2A1)
1.53% (1 mo. USD LIBOR + 0.205%) (1),(2)	02/25/37	1,430,030	1,394,684
BCAP LLC Trust (11-RR3-1A5)
3.62% (1),(4)	05/27/37	149,124	149,479
BCAP LLC Trust (11-RR3-5A3)
3.59% (1),(4)	11/27/37	570,027	573,561
BCAP LLC Trust (11-RR5-1A3)
3.15% (1),(4)	03/26/37	37,043	37,176

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)
3.74% (4)	10/25/33	$637,981	$642,750
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)
3.52% (1 year Treasury Constant Maturity Rate + 2.300%) (2)	10/25/35	581,154	593,794
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)
3.62% (4),(7)	06/25/47	1,130,249	1,106,622
Bear Stearns ALT-A Trust (05-3-4A3)
3.26% (4)	04/25/35	951,093	944,886
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)
5.50% (4)	09/25/35	709,732	712,358
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)
1.78% (1 mo. USD LIBOR + 0.230%) (2)	04/25/36	474,021	537,399
Centex Home Equity Loan Trust (05-A-AF5)
5.78%	01/25/35	455,990	464,396
Centex Home Equity Loan Trust (06-A-AV4)
1.80% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	1,907,722	1,916,685
CIM Trust (15-4AG-A1)
3.36% (1 mo. USD LIBOR + 2.000%) (1),(2)	10/25/57	993,387	1,004,648
CIM Trust (17-7-A)
3.00% (4)	12/25/65	1,353,155	1,356,202
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)
3.63% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	10/25/35	600,287	616,847
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)
3.61% (4),(7)	10/25/35	1,636,367	1,536,266
Citigroup Mortgage Loan Trust, Inc. (06-WFH3-A4)
1.79% (1 mo. USD LIBOR + 0.240%) (2)	10/25/36	179,082	179,441
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)
1.58% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	2,134,902	1,966,850
CitiMortgage Alternative Loan Trust (06-A3-1A7)
6.00% (7)	07/25/36	1,163,646	1,114,769

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
CitiMortgage Alternative Loan Trust (06-A5-1A8)
6.00% (7)	10/25/36	$674,698	$655,058
COLT Mortgage Loan Trust (16-1-A1)
3.00% (1)	05/25/46	624,461	635,477
Conseco Finance Securitizations Corp. (01-4-A4)
7.36% (4)	08/01/32	147,662	154,238
Conseco Finance Securitizations Corp. (99-6-A1)
7.36% (1),(4)	06/01/30	1,710,106	1,194,020
Conseco Financial Corp. (96-6-M1)
7.95% (4)	09/15/27	332,456	360,730
Conseco Financial Corp. (96-7-M1)
7.70% (4)	09/15/26	388,647	417,139
Conseco Financial Corp. (97-3-A5)
7.14%	03/15/28	27,910	28,128
Conseco Financial Corp. (97-3-A7)
7.64% (4)	03/15/28	11,570	11,668
Conseco Financial Corp. (98-3-A6)
6.76% (4)	03/01/30	263,686	280,498
Conseco Financial Corp. (98-4-A5)
6.18%	04/01/30	327,543	343,089
Conseco Financial Corp. (98-4-A6)
6.53% (4)	04/01/30	280,091	298,410
Conseco Financial Corp. (98-4-A7)
6.87% (4)	04/01/30	296,583	318,089
Countryplace Manufactured Housing Contract Trust (07-1-A4)
5.85% (1),(4)	07/15/37	1,068,560	1,086,979
Countrywide Alternative Loan Trust (05-20CB-4A1)
5.25% (7)	07/25/20	240,780	237,795
Countrywide Asset-Backed Certificates (07-13-2A1)
2.45% (1 mo. USD LIBOR + 0.900%) (2)	10/25/47	868,013	820,635
Countrywide Home Loans (04-HYB4-B1)
3.51% (4)	09/20/34	983,816	202,632
Countrywide Home Loans (06-14-X) (I/O)
0.19% (3),(4)	09/25/36	29,266,799	180,512
Countrywide Home Loans (06-HYB2-1A1)
3.66% (4),(7)	04/20/36	1,599,723	1,261,659
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)
2.29% (1 mo. USD LIBOR + 0.740%) (2)	06/25/34	437,064	430,718

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)
6.50% (7)	01/25/36	$1,486,352	$1,031,661
Credit Suisse Mortgage Capital Certificates (06-6-1A8)
6.00% (7)	07/25/36	809,287	687,499
Credit Suisse Mortgage Trust (12-2R-1A2)
3.62% (1),(4)	05/27/35	1,066,226	1,100,034
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)
3.38%	12/25/32	666,555	661,826
Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2)
2.00% (1 mo. USD LIBOR + 0.450%) (2)	07/25/35	1,290,000	1,294,215
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)
3.46%	01/25/36	1,577,048	1,393,833
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)
3.43%	12/25/36	2,864,999	1,948,948
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)
4.27%	02/25/37	1,381,237	1,014,330
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)
4.27%	02/25/37	1,357,082	996,467
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)
3.86%	03/25/37	1,609,202	931,097
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2)
5.51% (4),(7)	06/25/36	2,174,386	1,973,893
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)
1.74% (1 mo. USD LIBOR + 0.190%) (2),(7)	02/25/37	899,031	820,664
DSLA Mortgage Loan Trust (06-AR2-2A1A)
1.70% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	561,039	503,617
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)
1.71% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	1,105,964	847,962
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)
1.76% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	1,343,237	1,010,402

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)
3.16% (4),(7)	12/25/35	$635,648	$581,816
Greenpoint Manufactured Housing (00-1-A4)
8.14% (4)	03/20/30	879,508	922,235
GSAA Home Equity Trust (06-13-AF6)
6.04%	07/25/36	1,678,008	977,541
GSC Capital Corp. Mortgage Trust (06-2-A1)
1.73% (1 mo. USD LIBOR + 0.180%) (2),(7)	05/25/36	529,094	469,520
GSR Mortgage Loan Trust (05-AR3-6A1)
3.53% (4)	05/25/35	458,370	448,772
HSI Asset Loan Obligation Trust (07-2-2A12)
6.00%	09/25/37	626,984	576,387
Indymac INDX Mortgage Loan Trust (04-AR6-5A1)
3.58% (4)	10/25/34	705,765	713,899
Indymac INDX Mortgage Loan Trust (05-AR19-A1)
3.33% (4),(7)	10/25/35	808,506	708,319
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)
1.58% (3),(4)	07/25/36	494,019	4,788
Indymac INDX Mortgage Loan Trust (06-AR9-1A1)
3.69% (4)	06/25/36	1,010,910	881,926
Indymac INDX Mortgage Loan Trust (07-AR5-2A1)
3.50% (4),(7)	05/25/37	1,365,227	1,269,609
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)
1.52% (1 mo. USD LIBOR + 0.190%) (2)	04/25/37	2,051,990	1,831,910
Indymac Manufactured Housing Contract (98-2-A4)
6.64% (4)	08/25/29	41,751	41,946
JPMorgan Alternative Loan Trust (06-A2-5A1)
3.54% (4),(7)	05/25/36	911,691	788,695
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3)
3.44%	10/25/35	1,186,466	1,179,858
JPMorgan Mortgage Acquisition Trust (07-CH1-MV1)
1.78% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	1,200,000	1,196,649

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
JPMorgan Mortgage Acquisition Trust (07-CH4-A4)
1.71% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	$614,325	$613,015
JPMorgan Mortgage Trust (04-A6-5A1)
3.43% (4)	12/25/34	338,564	328,351
JPMorgan Mortgage Trust (07-S2-1A1)
5.00%	06/25/37	229,004	178,152
JPMorgan Resecuritization Trust (15-4-1A5)
1.52% (1 mo. USD LIBOR + 0.190%) (1),(2)	06/26/47	1,863,000	1,712,348
JPMorgan Resecuritization Trust (15-4-2A2)
3.78% (1),(4)	06/26/47	4,304,378	1,520,693
Lehman ABS Manufactured Housing Contract Trust (01-B-A6)
6.47% (4)	04/15/40	108,944	111,623
Lehman XS Trust (06-10N-1A3A)
1.76% (1 mo. USD LIBOR + 0.210%) (2),(7)	07/25/46	1,163,382	1,113,935
Lehman XS Trust (06-12N-A31A)
1.75% (1 mo. USD LIBOR + 0.200%) (2),(7)	08/25/46	1,680,222	1,429,457
Long Beach Mortgage Loan Trust (04-4-M1)
2.45% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	1,331,711	1,329,526
MASTR Alternative Loans Trust (07-HF1-4A1)
7.00% (7)	10/25/47	1,255,240	1,017,495
MASTR Asset-Backed Securities Trust (06-NC1-A4)
1.85% (1 mo. USD LIBOR + 0.300%) (2)	01/25/36	379,032	376,362
MASTR Asset-Backed Securities Trust (07-HE1-A4)
1.83% (1 mo. USD LIBOR + 0.280%) (2)	05/25/37	2,000,000	1,448,080
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)
1.76% (1 mo. USD LIBOR + 0.210%) (2)	04/25/37	1,401,398	1,179,189
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)
1.68% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	813,045	626,750

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)
1.73% (1 mo. USD LIBOR + 0.180%) (2)	06/25/37	$1,660,219	$1,286,867
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)
4.01% (1 year Treasury Constant Maturity Rate + 2.400%) (2),(7)	08/25/36	454,201	445,423
Mid-State Trust (04-1-B)
8.90%	08/15/37	424,403	482,597
Mid-State Trust (04-1-M1)
6.50%	08/15/37	424,403	451,586
Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3)
2.35% (1 mo. USD LIBOR + 0.795%)(2)	07/25/35	529,300	532,484
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1)
1.69% (1 mo. USD LIBOR + 0.140%) (2)	04/25/36	986,310	947,573
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1)
3.14% (4),(7)	11/25/37	719,793	599,996
Morgan Stanley Home Equity Loan Trust (06-2-A4)
1.83% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	1,123,089	1,105,067
MortgageIT Trust (05-5-A1)
1.81% (1 mo. USD LIBOR + 0.260%) (2)	12/25/35	646,018	643,487
Nationstar Home Equity Loan Trust (07-B-2AV3)
1.80% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	2,811,872	2,789,031
New Century Home Equity Loan Trust (05-B-A2D)
1.95% (1 mo. USD LIBOR + 0.400%) (2)	10/25/35	973,681	977,928
New Century Home Equity Loan Trust (06-C-A2D)
1.89% (1 mo. USD LIBOR + 0.340%) (2)	12/25/35	1,700,000	1,638,116
Nomura Asset Acceptance Corp. (06-AR1-1A)
4.56% (4)	02/25/36	1,303,067	1,183,007
Oakwood Mortgage Investors, Inc. (00-A-A4)
8.15% (4)	09/15/29	1,915,825	1,217,596

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Oakwood Mortgage Investors, Inc. (00-D-A4)
7.40% (4)	07/15/30	$760,519	$440,247
Oakwood Mortgage Investors, Inc. (01-C-A3)
6.61% (4)	06/15/31	1,389,636	474,259
Oakwood Mortgage Investors, Inc. (01-D-A3)
5.90% (4)	09/15/22	991,552	830,266
Oakwood Mortgage Investors, Inc. (01-D-A4)
6.93% (4)	09/15/31	574,484	517,437
Oakwood Mortgage Investors, Inc. (02-A-A3)
6.03% (4)	05/15/24	333,346	348,128
Oakwood Mortgage Investors, Inc. (98-A-M)
6.83% (4)	05/15/28	329,015	338,258
Oakwood Mortgage Investors, Inc. (98-D-A)
6.40%	01/15/29	51,712	51,946
Oakwood Mortgage Investors, Inc. (99-B-A4)
6.99%	12/15/26	332,015	346,367
Oakwood Mortgage Investors, Inc. (99-E-A1)
7.61% (4)	03/15/30	1,105,256	1,040,301
Park Place Securities, Inc. (05-WCW1-M1)
2.00% (1 mo. USD LIBOR + 0.450%) (2)	09/25/35	432,615	434,379
Park Place Securities, Inc. (05-WHQ2-M1)
2.18% (1 mo. USD LIBOR + 0.630%) (2)	05/25/35	112,069	112,408
Popular ABS Mortgage Pass-Through Trust (05-6-A4)
3.96%	01/25/36	611,000	601,574
RALI Series Trust (06-QS7-A2)
6.00% (7)	06/25/36	875,043	796,525
RASC Series Trust (05-KS11-M1)
1.95% (1 mo. USD LIBOR + 0.400%) (2)	12/25/35	921,368	924,000
RBSSP Resecuritization Trust (12-6-4A2)
1.66% (1 mo. USD LIBOR + 0.330%) (1),(2)	01/26/36	2,174,416	2,096,097
Residential Accredit Loans, Inc. (05-QA7-A1)
3.85% (4),(7)	07/25/35	1,525,312	1,261,660

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Residential Accredit Loans, Inc. (05-QA8-CB21)
4.06% (4),(7)	07/25/35	$808,914	$670,975
Residential Accredit Loans, Inc. (06-QA10-A2)
1.73% (1 mo. USD LIBOR + 0.180%) (2)	12/25/36	1,036,156	943,803
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)
5.75% (7)	01/25/36	666,595	633,784
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)
0.35% (3),(4)	08/25/36	15,962,791	249,387
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)
0.75% (3),(4)	06/25/36	7,221,202	190,232
Residential Accredit Loans, Inc. (06-QS8-A3)
6.00% (7)	08/25/36	1,478,990	1,353,990
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)
0.33% (3),(4)	01/25/37	17,323,782	225,883
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)
0.36% (3),(4)	02/25/37	18,413,947	280,199
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)
5.50% (7)	04/25/37	424,835	395,374
Residential Asset Mortgage Products, Inc. (06-RZ3-A3)
1.84% (1 mo. USD LIBOR + 0.290%) (2)	08/25/36	927,917	927,770
Residential Asset Securitization Trust (05-A15-4A1)
6.00% (7)	02/25/36	1,184,814	850,004
Residential Asset Securitization Trust (07-A5-AX) (I/O)
6.00% (3)	05/25/37	2,886,374	478,845
Residential Funding Mortgage Securities (06-S9-AV) (I/O)
0.32% (3),(4)	09/25/36	45,041,239	413,519
Residential Funding Mortgage Securities II (01-HI3-AI7)
7.56%	07/25/26	33,872	34,146
Saxon Asset Securities Trust (07-3-2A4)
2.04% (1 mo. USD LIBOR + 0.490%) (2)	09/25/47	2,926,000	2,366,586
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)
1.77% (1 mo. USD LIBOR + 0.220%) (2)	01/25/37	4,614,000	3,207,605

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage-Backed Securities — Non-Agency (Continued)
Soundview Home Loan Trust (06-1-A4)
1.85% (1 mo. USD LIBOR + 0.300%) (2)	02/25/36	$1,158,789	$1,172,282
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)
3.64% (4)	10/25/35	413,556	365,852
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)
3.75% (4),(7)	10/25/47	556,256	503,734
Structured Asset Investment Loan Trust (05-3-M2)
2.21% (1 mo. USD LIBOR + 0.660%) (2)	04/25/35	704,922	707,217
Structured Asset Securities Corp. (05-WF4-M2)
1.98% (1 mo. USD LIBOR + 0.430%) (2)	11/25/35	609,987	612,605
Structured Asset Securities Corp. (06-GEL4-A3)
1.85% (1 mo. USD LIBOR + 0.300%) (1),(2)	10/25/36	1,139,278	1,126,577
WAMU Asset-Backed Certificates (07-HE1-2A3)
1.70% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	2,535,711	1,649,404
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O)
4.52% (-1.00 x 1 mo. USD LIBOR + 6.070%) (2),(3)	06/25/37	5,112,034	673,939
Wells Fargo Home Equity Trust (06-2-A3)
1.76% (1 mo. USD LIBOR + 0.210%) (2)	01/25/37	730,000	660,931
Wells Fargo Home Equity Trust (06-2-A4)
1.80% (1 mo. USD LIBOR + 0.250%) (2)	07/25/36	766,313	760,935
Wells Fargo Mortgage-Backed Securities Trust (06-AR10-5A1)
3.39% (4),(7)	07/25/36	540,123	546,114
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)
3.38% (4),(7)	04/25/37	461,779	442,819
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1)
5.75%	02/25/38	220,965	233,217

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $113,209,565)			129,525,724

Total Mortgage-Backed Securities
(Cost: $130,758,544)			145,956,901

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS — 29.3%
Aerospace/Defense — 0.8%
L3 Technologies, Inc.
5.20%	10/15/19	$750,000	$786,203
Northrop Grumman Corp.
3.25%	01/15/28	435,000	436,563
United Technologies Corp.
1.78%	05/04/18	1,000,000	998,554

			2,221,320

Agriculture — 0.3%
BAT International Finance PLC (United Kingdom)
1.85% (1)	06/15/18	825,000	824,390

Airlines — 0.7%
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)
7.10%	10/02/22	289,179	314,655
Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)
7.71%	10/02/22	484,106	520,804
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)
6.72%	07/02/24	434,143	481,808
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)
6.25%	10/22/24	522,329	580,994

			1,898,261

Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC
2.94%	01/08/19	900,000	905,621
General Motors Co.
3.50%	10/02/18	500,000	505,294
4.88%	10/02/23	150,000	162,530

			1,573,445

Auto Parts & Equipment — 0.0%
Goodyear Tire & Rubber Co. (The)
4.88%	03/15/27	66,000	67,733

Banks — 9.1%
Bank of America Corp.
3.42% (3 mo. USD LIBOR + 1.040%) (1),(2)	12/20/28	1,916,000	1,918,824
4.00%	04/01/24	406,000	429,549
5.65%	05/01/18	1,665,000	1,685,506
6.88%	04/25/18	1,250,000	1,268,885
Bank of New York Mellon Corp. (The)
2.60%	02/07/22	835,000	837,128
Citigroup, Inc.
2.05%	12/07/18	1,000,000	999,179
2.05%	06/07/19	500,000	498,724
2.50%	09/26/18	600,000	600,752
8.50%	05/22/19	1,500,000	1,625,538

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Banks (Continued)
Discover Bank / Greenwood DE
2.00%	02/21/18	$500,000	$500,014
Goldman Sachs Group, Inc. (The)
2.30%	12/13/19	810,000	808,264
3.27% (3 mo. USD LIBOR + 1.200%) (2)	09/29/25	430,000	428,460
3.69% (3 mo. USD LIBOR + 1.510%) (2)	06/05/28	590,000	598,229
3.75%	05/22/25	750,000	771,522
6.15%	04/01/18	1,150,000	1,162,175
7.50%	02/15/19	1,000,000	1,057,121
JPMorgan Chase & Co.
3.22% (3 mo. USD LIBOR + 1.155%) (2)	03/01/25	380,000	381,700
3.54% (3 mo. USD LIBOR + 1.380%) (2)	05/01/28	690,000	701,192
3.90%	07/15/25	1,000,000	1,046,123
Lloyds Bank PLC (United Kingdom)
5.80% (1)	01/13/20	650,000	692,641
Lloyds Banking Group PLC (United Kingdom)
2.91% (3 mo. USD LIBOR + 0.814%) (2)	11/07/23	285,000	282,583
Morgan Stanley
2.21% (3 mo. USD LIBOR + 0.800%) (2)	02/14/20	380,000	381,578
3.63%	01/20/27	550,000	563,549
3.88%	04/29/24	400,000	417,981
6.63%	04/01/18	2,000,000	2,022,036
7.30%	05/13/19	750,000	799,844
UBS AG / Stamford CT (Switzerland)
2.38%	08/14/19	750,000	750,559
Wells Fargo & Co.
3.00%	04/22/26	450,000	442,637
3.00%	10/23/26	750,000	735,964
3.58% (3 mo. USD LIBOR + 1.310%) (2)	05/22/28	1,250,000	1,276,804

			25,685,061

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc.
4.90%	02/01/46	469,000	545,437
Constellation Brands, Inc.
6.00%	05/01/22	263,000	295,879

			841,316

Biotechnology — 0.6%
Amgen, Inc.
4.66%	06/15/51	690,000	777,172

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Biotechnology (Continued)
Baxalta, Inc.
2.88%	06/23/20	$300,000	$302,111
Celgene Corp.
4.63%	05/15/44	500,000	535,518

			1,614,801

Chemicals — 0.1%
Axalta Coating Systems LLC
4.88% (1)	08/15/24	200,000	210,250
Valvoline, Inc.
5.50%	07/15/24	210,000	224,175

			434,425

Commercial Services — 0.1%
IHS Markit, Ltd.
4.00% (1)	03/01/26	73,000	73,274
5.00% (1)	11/01/22	121,000	131,793
Matthews International Corp.
5.25% (1)	12/01/25	130,000	131,462

			336,529

Computers — 0.1%
Apple, Inc.
3.00%	11/13/27	400,000	398,081

Cosmetics/Personal Care — 0.1%
First Quality Finance Co., Inc.
5.00% (1)	07/01/25	270,000	276,075

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.50%	05/15/21	300,000	315,750
International Lease Finance Corp.
7.13% (1)	09/01/18	250,000	257,969
Raymond James Financial, Inc.
5.63%	04/01/24	650,000	737,901

			1,311,620

Electric — 0.5%
FirstEnergy Transmission LLC
4.35% (1)	01/15/25	750,000	795,197
NextEra Energy Operating Partners LP
4.50% (1)	09/15/27	150,000	150,562
Puget Energy, Inc.
6.00%	09/01/21	500,000	553,630

			1,499,389

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Engineering & Construction — 0.3%
Heathrow Funding, Ltd. (United Kingdom)
4.88% (1)	07/15/21	$700,000	$748,404

Entertainment — 0.1%
GLP Capital LP / GLP Financing II, Inc.
5.38%	04/15/26	140,000	150,500
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp.
6.13% (1)	08/15/21	125,000	124,375

			274,875

Environmental Control — 0.0%
Clean Harbors, Inc.
5.13%	06/01/21	135,000	136,688

Food — 0.8%
Conagra Brands, Inc.
1.86% (3 mo. USD LIBOR + 0.500%)(2)	10/09/20	650,000	651,295
Kraft Heinz Foods Co.
3.00%	06/01/26	400,000	385,620
Lamb Weston Holdings, Inc.
4.63% (1)	11/01/24	120,000	124,200
Mondelez International Holdings Netherlands BV (Netherlands)
1.63% (1)	10/28/19	900,000	888,143
Post Holdings, Inc.
5.63% (1)	01/15/28	154,000	155,009
5.75% (1)	03/01/27	130,000	132,600

			2,336,867

Gas — 0.1%
NiSource Finance Corp.
2.65%	11/17/22	300,000	298,419

Healthcare-Products — 0.1%
Hill-Rom Holdings, Inc.
5.75% (1)	09/01/23	130,000	136,500
Teleflex, Inc.
4.63%	11/15/27	115,000	116,133

			252,633

Healthcare-Services — 1.8%
Anthem, Inc.
3.65%	12/01/27	430,000	438,754
Centene Corp.
4.75%	01/15/25	270,000	275,400
CHS / Community Health Systems, Inc.
6.25%	03/31/23	150,000	135,750

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Healthcare-Services (Continued)
Cigna Corp.
3.05%	10/15/27	$430,000	$418,385
DaVita, Inc.
5.00%	05/01/25	131,000	131,092
5.13%	07/15/24	11,000	11,131
Fresenius Medical Care US Finance, Inc.
6.50% (1)	09/15/18	700,000	721,901
HCA, Inc.
4.75%	05/01/23	250,000	259,375
5.00%	03/15/24	400,000	417,000
Humana, Inc.
2.90%	12/15/22	435,000	433,510
Molina Healthcare, Inc.
4.88% (1)	06/15/25	140,000	140,350
5.38%	11/15/22	50,000	52,375
MPH Acquisition Holdings LLC
7.13% (1)	06/01/24	130,000	139,425
NYU Hospitals Center
4.43%	07/01/42	700,000	755,551
SP Finco LLC
6.75% (1)	07/01/25	90,000	85,500
Tenet Healthcare Corp.
4.63% (1)	07/15/24	114,000	111,577
4.75%	06/01/20	50,000	51,188
Universal Health Services, Inc.
3.75% (1)	08/01/19	500,000	509,062
WellCare Health Plans, Inc.
5.25%	04/01/25	115,000	121,612

			5,208,938

Household Products/Wares — 0.1%
Central Garden & Pet Co.
5.13%	02/01/28	100,000	99,875
6.13%	11/15/23	200,000	212,750
Spectrum Brands, Inc.
6.13%	12/15/24	75,000	79,688

			392,313

Insurance — 0.8%
Farmers Exchange Capital
7.05% (1)	07/15/28	500,000	630,706
MetLife, Inc.
6.40%	12/15/66	600,000	696,000
Nationwide Mutual Insurance Co.
3.88% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	1,000,000

			2,326,706

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Internet — 0.0%
Zayo Group LLC / Zayo Capital, Inc.
5.75% (1)	01/15/27	$60,000	$61,350

Media — 0.8%
Altice US Finance I Corp. (Luxembourg)
5.38% (1)	07/15/23	200,000	205,000
5.50% (1)	05/15/26	75,000	76,594
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% (1)	02/01/28	86,000	84,173
5.13% (1)	05/01/27	290,000	286,010
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%	07/23/22	800,000	833,767
6.48%	10/23/45	150,000	175,822
CSC Holdings LLC
5.50% (1)	04/15/27	200,000	204,500
DISH DBS Corp.
5.13%	05/01/20	150,000	153,937
Sirius XM Radio, Inc.
3.88% (1)	08/01/22	130,000	131,125

			2,150,928

Miscellaneous Manufacturers — 0.6%
General Electric Capital Corp.
1.90% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,000,000	1,739,548

Oil & Gas — 0.4%
Antero Resources Corp.
5.00%	03/01/25	40,000	40,952
Centennial Resource Production LLC
5.38% (1)	01/15/26	130,000	132,763
CrownRock LP / CrownRock Finance, Inc.
5.63% (1)	10/15/25	145,000	145,732
Diamondback Energy, Inc.
4.75%	11/01/24	73,000	73,821
Endeavor Energy Resources LP / EER Finance, Inc.
5.50% (1)	01/30/26	140,000	142,800
Gulfport Energy Corp.
6.38%	05/15/25	35,000	35,306
Newfield Exploration Co.
5.63%	07/01/24	55,000	59,263
5.75%	01/30/22	135,000	144,788

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
Parsley Energy LLC / Parsley Finance Corp.
5.25% (1)	08/15/25	$130,000	$130,975
5.63% (1)	10/15/27	150,000	153,187
QEP Resources, Inc.
5.25%	05/01/23	35,000	35,590
5.38%	10/01/22	84,000	85,995

			1,181,172

Oil & Gas Services — 0.1%
Transocean Proteus, Ltd.
6.25% (1)	12/01/24	175,500	184,714

Packaging & Containers — 0.7%
Amcor Finance USA, Inc.
3.63% (1)	04/28/26	400,000	395,149
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
4.63% (1)	05/15/23	300,000	306,840
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%	09/30/26	200,000	197,500
Graphic Packaging International, Inc.
4.13%	08/15/24	280,000	291,200
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg)
5.75%	10/15/20	397,334	405,281
Sealed Air Corp.
5.25% (1)	04/01/23	275,000	294,250

			1,890,220

Pharmaceuticals — 0.9%
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	500,000	509,797
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	417,000	413,596
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	500,000	495,682
Teva Pharmaceutical Finance IV LLC (Israel)
2.25%	03/18/20	300,000	289,809
Valeant Pharmaceuticals International, Inc. (Canada)
5.50% (1)	11/01/25	124,000	126,790
5.88% (1)	05/15/23	220,000	204,809
6.13% (1)	04/15/25	420,000	387,450

			2,427,933

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Pipelines — 1.6%
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	$90,000	$93,321
Enbridge Energy Partners LP
5.88%	10/15/25	50,000	56,622
EQT Midstream Partners LP
4.13%	12/01/26	500,000	498,847
Kinder Morgan, Inc.
5.63% (1)	11/15/23	500,000	552,722
NGPL PipeCo LLC
4.38% (1)	08/15/22	190,000	193,919
Pipeline Funding Co. LLC
7.50% (1)	01/15/30	482,600	592,010
Plains All American Pipeline LP / PAA Finance Corp.
4.65%	10/15/25	500,000	515,850
Rockies Express Pipeline LLC
5.63% (1)	04/15/20	255,000	268,387
6.00% (1)	01/15/19	95,000	98,087
Sabine Pass Liquefaction LLC
5.63%	03/01/25	400,000	441,000
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	500,000	502,334
Texas Eastern Transmission LP
2.80% (1)	10/15/22	300,000	297,518
Williams Partners LP
6.30%	04/15/40	400,000	496,300

			4,606,917

REIT — 3.4%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	1,000,000	1,004,687
American Tower Corp.
3.00%	06/15/23	435,000	434,403
Boston Properties LP
3.20%	01/15/25	290,000	289,517
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85%	04/15/23	500,000	516,714
Education Realty Operating Partnership LP
4.60%	12/01/24	750,000	766,191
HCP, Inc.
3.75%	02/01/19	500,000	506,406
4.25%	11/15/23	630,000	662,134
Healthcare Trust of America Holdings LP
2.95%	07/01/22	710,000	708,121

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
REIT (Continued)
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
5.63%	05/01/24	$135,000	$144,450
Piedmont Operating Partnership LP
3.40%	06/01/23	425,000	422,741
SBA Communications Corp.
4.00% (1)	10/01/22	344,000	345,290
SL Green Realty Corp.
5.00%	08/15/18	950,000	961,998
Ventas Realty LP / Ventas Capital Corp.
2.70%	04/01/20	750,000	753,688
VEREIT Operating Partnership LP
3.00%	02/06/19	280,000	281,225
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70% (1)	09/17/19	650,000	654,173
Welltower, Inc.
4.13%	04/01/19	1,000,000	1,018,819

			9,470,557

Retail — 0.6%
1011778 BC ULC / New Red Finance, Inc. (Canada)
4.25% (1)	05/15/24	230,000	230,000
Cumberland Farms, Inc.
6.75% (1)	05/01/25	175,000	185,719
Golden Nugget, Inc.
6.75% (1)	10/15/24	150,000	153,000
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00% (1)	06/01/24	50,000	51,687
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	747,938
4.80%	11/18/44	225,000	242,227

			1,610,571

Semiconductors — 0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.38% (1)	01/15/20	575,000	571,905
NXP BV / NXP Funding LLC (Netherlands)
4.13% (1)	06/01/21	200,000	204,500

			776,405

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS (Continued)
Software — 0.3%
CDK Global, Inc.
4.88% (1)	06/01/27	$62,000	$62,620
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (1)	03/01/25	185,000	185,347
First Data Corp.
5.00% (1)	01/15/24	181,000	186,882
MSCI, Inc.
4.75% (1)	08/01/26	67,000	70,434
Quintiles IMS, Inc.
4.88% (1)	05/15/23	275,000	285,656

			790,939

Telecommunications — 1.7%
AT&T, Inc.
4.35%	06/15/45	400,000	369,945
4.75%	05/15/46	675,000	662,721
4.90%	08/14/37	285,000	289,484
5.25%	03/01/37	420,000	444,722
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%	08/01/23	105,000	86,100
9.75% (1)	07/15/25	100,000	96,500
Level 3 Financing, Inc.
5.13%	05/01/23	50,000	50,250
5.38%	01/15/24	61,000	61,076
5.63%	02/01/23	75,000	75,750
Qualitytech LP / QTS Finance Corp.
4.75% (1)	11/15/25	70,000	70,875
SoftBank Group Corp. (Japan)
4.50% (1)	04/15/20	200,000	204,760
Sprint Communications, Inc.
9.00% (1)	11/15/18	543,000	572,865
T-Mobile USA, Inc.
6.63%	04/01/23	400,000	416,000
Verizon Communications, Inc.
4.52%	09/15/48	400,000	395,479
5.01%	04/15/49	583,000	613,908
5.25%	03/16/37	420,000	463,299

			4,873,734

Total Corporate Bonds
(Cost: $81,556,790)			82,723,277

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 2.5%
Alabama Economic Settlement Authority, Revenue Bond
4.26%	09/15/32	$705,000	$760,314
City of New York, New York, Build America Bonds
6.65%	12/01/31	1,000,000	1,121,910
Florida’s Turnpike Enterprise, Build America Bonds
6.80%	07/01/39	460,000	491,427
Metropolitan Water District of Southern California, Build America Bonds
6.54%	07/01/39	500,000	530,190
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond
5.01%	08/01/27	800,000	915,248
New York City Water and Sewer System, Build America Bonds
6.49%	06/15/42	800,000	877,616
New York State Dormitory Authority, Revenue Bond
5.29%	03/15/33	1,000,000	1,175,040
State of California, General Obligation
7.95%	03/01/36	1,000,000	1,117,170

Total Municipal Bonds
(Cost: $7,111,745)			6,988,915

Total Fixed Income Securities
(Cost: $251,395,265)			267,915,732

		Shares
Money Market Investments — 1.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class,
1.21% (8)		4,034,043	4,034,043

Total Money Market Investments
(Cost: $4,034,043)			4,034,043

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2017

Issues	Maturity Date	Principal Amount		Value
SHORT TERM INVESTMENTS — 5.6%
Foreign Government Bonds — 2.0%
Japan Treasury Bill
0.00% (5)	01/10/18	JPY	270,000,000	$2,396,855
0.00% (5)	01/29/18	JPY	355,000,000	3,151,651

Total Foreign Government Bonds
(Cost: $5,553,425)				5,548,506

U.S. Treasury Securities —3.6%
U.S. Treasury Bill
0.38% (9),(9)	01/04/18		$1,020,000	1,019,936
0.82% (9),(9)	01/11/18		1,950,000	1,949,429
1.00% (9),(9)	01/18/18		3,755,000	3,752,941
1.13% (9),(9)	02/01/18		3,220,000	3,216,618
1.21% (9),(10)	03/01/18		350,000	349,285

Total U.S. Treasury Securities
(Cost: $10,288,925)				10,288,209

Total Short-Term Investments
(Cost: $15,842,350)				15,836,715

Total Investments
(Cost: $271,271,658) (102.0%)				287,786,490
Liabilities In Excess Of Other Assets (-2.0%)				(5,752,800)

Net Assets (100.0%)				$282,033,690

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts — Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	03/16/18	$4,268,461	$4,281,600	$13,139

			$4,268,461	$4,281,600	$13,139

SELL
151	5-Year U.S. Treasury Note Futures	03/29/18	$17,594,340	$17,540,773	$53,567
18	Euro-BOBL Futures	03/08/18	2,862,148	2,844,672	17,476
20	U.S. Ultra Long Bond Futures	03/20/18	3,335,581	3,353,125	(17,544)

			$23,792,069	$23,738,570	$53,499

Forward Foreign Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
SELL (11)
Goldman Sachs International	JPY	270,000,000	01/10/18	$2,407,211	$2,397,429	$9,782
Goldman Sachs International	JPY	355,000,000	01/29/18	3,172,050	3,155,062	16,988

				$5,579,261	$5,552,491	$26,770

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2017, the value of these securities amounted to $63,841,449 or 22.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2017.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security is not accruing interest.
(6)	Restricted security (Note 9).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Rate disclosed is the 7-day net yield as of December 31, 2017.
(9)	Rate shown represents yield-to-maturity.
(10)	All or a portion of this security is held as collateral for open futures contracts.
(11)	Fund sells foreign currency, buys U.S. Dollar.
JPY - Japanese	Yen.
ABS - Asset-Backed	Securities.
ACES - Alternative	Credit Enhancement Securities.
CLO - Collateralized	Loan Obligation.
EETC - Enhanced	Equipment Trust Certificate.
I/F - Inverse	Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC - Planned	Amortization Class.
TAC - Target	Amortization Class.

The accompanying notes are an integral part of these financial statements.

TCW Strategic Income Fund, Inc.

Investments by Sector or Industry	December 31, 2017

Sector or Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	46.0%
Asset-Backed Securities	11.4
Banks	9.1
REIT	3.4
Commercial Mortgage-Backed Securities — Non-Agency	2.9
Municipal Bonds	2.5
Commercial Mortgage-Backed Securities — Agency	1.8
Healthcare-Services	1.8
Telecommunications	1.7
Pipelines	1.6
Residential Mortgage-Backed Securities — Agency	1.1
Pharmaceuticals	0.9
Aerospace/Defense	0.8
Food	0.8
Insurance	0.8
Media	0.8
Airlines	0.7
Packaging & Containers	0.7
Auto Manufacturers	0.6
Biotechnology	0.6
Miscellaneous Manufacturers	0.6
Retail	0.6
Diversified Financial Services	0.5
Electric	0.5
Oil & Gas	0.4
Agriculture	0.3
Beverages	0.3
Engineering & Construction	0.3
Semiconductors	0.3
Software	0.3
Chemicals	0.1
Commercial Services	0.1
Computers	0.1
Cosmetics/Personal Care	0.1
Entertainment	0.1
Gas	0.1
Healthcare-Products	0.1
Household Products/Wares	0.1
Oil & Gas Services	0.1
Auto Parts & Equipment	0.0	*
Environmental Control	0.0	*
Internet	0.0	*
Money Market Investments	1.4
Short-Term Investments	5.6

Total	102.0%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary	December 31, 2017

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$31,773,467	$473,172	$32,246,639
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	5,034,282	—	5,034,282
Commercial Mortgage-Backed Securities — Non-Agency	—	4,175,634	4,070,594	8,246,228
Residential Mortgage-Backed Securities — Agency	—	3,150,667	—	3,150,667
Residential Mortgage-Backed Securities — Non-Agency	—	125,619,434	3,906,290	129,525,724

Total Mortgage-Backed Securities	—	137,980,017	7,976,884	145,956,901

Corporate Bonds*	—	82,723,277	—	82,723,277
Municipal Bonds	—	6,988,915	—	6,988,915

Total Fixed Income Securities	—	259,465,676	8,450,056	267,915,732

Money Market Investments	4,034,043	—	—	4,034,043

Short-Term Investments	10,288,209	5,548,506	—	15,836,715

Total Investments	14,322,252	265,014,182	8,450,056	287,786,490

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	26,770	—	26,770
Futures
Equity Risk	13,139	—	—	13,139
Interest Rate Risk	71,043	—	—	71,043

Total	$14,406,434	$265,040,952	$8,450,056	$287,897,442

Liability Derivatives
Futures
Interest Rate Risk	$(17,544)	$—	$—	$(17,544)

Total	$(17,544)	$—	$—	$(17,544)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2017

ASSETS:
Investments, at Value (Cost: $271,271,658)	$287,786,490
Cash	34,510
Interest and Dividends Receivable	1,665,287
Unrealized Appreciation on Forward Foreign Currency Contracts	26,770
Prepaid Expenses	20,530

Total Assets	289,533,587

LIABILITIES:
Distributions Payable	7,009,983
Payables for Securities Purchased	151,083
Accrued Investment Advisory Fees	143,543
Accrued Other Expenses	125,573
Payable for Daily Variation Margin on Open Financial Futures Contracts	38,324
Accrued Directors’ Fees and Expenses	25,938
Commitment Fee Payable on Open Line of Credit	5,453

Total Liabilities	7,499,897

NET ASSETS	$282,033,690

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,511
Accumulated Net Realized Loss on Investments, Futures Contracts and Foreign Currency	(3,665,546)
Distributions in Excess of Net Investment Income	(349,385)
Net Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency	16,608,240

NET ASSETS	$282,033,690

NET ASSET VALUE PER SHARE	$5.91

MARKET PRICE PER SHARE	$5.87

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2017

INVESTMENT INCOME:
Income
Interest (net of foreign withholding taxes of $721)	$14,980,042
Dividends	24,281

Total Investment Income	15,004,323

Expenses
Investment Advisory Fees	1,669,358
Audit and Tax Service Fees	137,476
Directors’ Fees and Expenses	133,715
Insurance Expense	54,060
Transfer Agent Fees	53,366
Listing Fees	49,000
Proxy Expense	40,847
Legal Fees	39,386
Printing and Distribution Costs	35,699
Commitment Fee on Open Line of Credit	35,485
Accounting Fees	26,976
Custodian Fees	22,422
Administration Fees	16,683
Miscellaneous Expense	11,960

Total Expenses	2,326,433

Net Investment Income	12,677,890

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	1,625,320
Foreign Currency	35,980
Foreign Currency Forward Contracts	(240,291)
Futures Contracts	500,304
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,360,612
Foreign Currency Forward Contracts	(46,859)
Futures Contracts	(13,498)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency	7,221,568

INCREASE IN NET ASSETS FROM OPERATIONS	$19,899,458

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net Investment Income	$12,677,890	$12,242,957
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency	1,921,313	3,687,352
Change in Unrealized Appreciation (Depreciation) on Investments Futures Contracts and Foreign Currency	5,300,255	(3,487,924)

Increase in Net Assets Resulting from Operations	19,899,458	12,442,385

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(13,423,879)	(10,143,016)
From Realized Gains	(1,573,670)	(3,099,652)

Total Distributions	(14,997,549)	(13,242,668)

Total Increase (Decrease) in Net Assets	4,901,909	(800,283)

NET ASSETS:
Beginning of Year	277,131,781	277,932,064

End of Year	$282,033,690	$277,131,781

Distributions in Excess of Net Investment Income	$(349,385)	$1,315,308

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement and refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of December 31, 2017 is listed after the Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Residential Mortgage- Backed Securities — Non-Agency	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2016	$813,109	$1,034,557	$3,556,813	$769,766	$29,176	$6,203,421
Accrued Discounts (Premiums)	—	(130,856)	(845,672)	—	—	(976,528)
Realized Gain (Loss)	—	(251,896)	—	(173,083)	(888)	(425,867)
Change in Unrealized Appreciation (Depreciation)	(339,937)	(299,882)	(259,352)	223,186	29,114	(646,871)
Purchases	—	3,913,380	1,454,501	—	—	5,367,881
Sales	—	(194,709)	—	(819,869)	(57,402)	(1,071,980)
Transfers in to Level 3 (1)	—	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—	—

Balance as of December 31, 2017	$473,172	$4,070,594	$3,906,290	$—	$—	$8,450,056

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017	$(339,937)	$(299,882)	$(259,352)	$—	$—	$(899,171)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs of Level 3 investments as of December 31, 2017 are as follows:

Description	Fair Value at December 31, 2017	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$473,172	Third-party Broker	Broker Quotes	$35.000 to $37.000	$36.190
Commercial Mortgage-Backed Securities — Non-Agency	$4,070,594	Third-party Vendor	Vendor Prices	$1.882 to $7.521	$4.682
Residential Mortgage-Backed Securities —Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,364,009	Third-party Vendor	Vendor Prices	$0.918 to $2.634	$1.306
Residential Mortgage-Backed Securities —Non-Agency (Interest Only Securities)	$2,542,281	Third-party Vendor	Vendor Prices	$0.617 to $16.590	$5.624

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended December 31, 2017, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts	$—	$26,770	$—	$26,770
Futures Contracts (1)	13,139	—	71,043	84,182

Total Value	$13,139	$26,770	$71,043	$110,952

Liability Derivatives
Futures Contracts (1)	$—	$—	$(17,544)	$(17,544)

Total Value	$—	$—	$(17,544)	$(17,544)

Statement of Operations
Realized Gain (Loss)
Forward Contracts	$—	$(240,291)	$—	$(240,291)
Futures Contracts	704,730	—	(204,426)	500,304

Total Realized Gain (Loss)	$704,730	$(240,291)	$(204,426)	$260,013

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(46,859)	$—	$(46,859)
Futures Contracts	5,518	—	(19,016)	(13,498)

Total Change in Appreciation (Depreciation)	$5,518	$(46,859)	$(19,016)	$(60,357)

Number of Contracts (2)
Forward Contracts	$—	$5,640,301	$—	$5,640,301
Futures Contracts	32	—	113	145

(1)	Represents appreciation (depreciation) of futures contracts as reported in the Schedule of Investments as of December 31, 2017. Only the variation margin is reported within the Statement of Assets and Liabilities.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2017.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 2 — Significant Accounting Policies (Continued)

that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivatives by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co. (Forward Currency Contracts)	$26,770	$—	$26,770	$—	$26,770

Total	$26,770	$—	$26,770	$—	$26,770

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts as of December 31, 2017 are disclosed in the Schedule of Investments.

Futures Contracts:    The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2017,

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 3 — Portfolio Investments (Continued)

the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury and other bond futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding as of December 31, 2017 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at anytime before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the year ended December 31, 2017, the Fund did not purchase or write any option contracts.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2017, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a real estate mortgage investment conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 3 — Portfolio Investments (Continued)

experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of December 31, 2017.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2017.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 4 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed securities (“MBS”) or other asset-backed securities (“ABS”). The values of some mortgage-backed or other asset backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 4 — Risk Considerations (Continued)

only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair values recorded in the Fund’s Statement of Assets and Liabilities.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

The following table shows the character of distributed and undistributed amounts on a tax basis.

	Amount Distributed During the Year		Undistributed Amount at Year End
	Year Ended December 31, 2017	Year Ended December 31, 2016	December 31, 2017	December 31, 2016
Ordinary Income	$13,423,879	$11,828,749	$—	$1,414,387
Capital Gain	1,573,670	1,413,919	258,408	—

	$14,997,549	$13,242,668	$258,408	$1,414,387

At December 31, 2017, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$23,627,160
Unrealized (depreciation)	(10,970,023)

Net unrealized appreciation	$12,657,137

Cost of Investments for Federal Income Tax Purposes	$275,129,353

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2017:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$(918,704)
Accumulated Net Realized Loss on Investments	$918,706
Paid in Capital	$(2)

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

The Fund did not have any unrecognized tax benefits at December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

Note 7 — Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $82,029,989 and $74,990,192, respectively, for non-U.S. Government securities, and aggregated to $5,257,561 and $11,570,981, respectively, for U.S. Government securities.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $133,715 from the Fund for the year ended December 31, 2017. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at December 31, 2017 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.814%, due 09/10/45	2/13/2015-2/26/2015	$360,104	$239,662	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), 1.873%, due 12/05/27	3/23/2017	549,610	431,614	0.2%
JP Morgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.431%, due 07/05/32	10/11/2017	280,149	265,970	0.1%
UBS Commercial Mortgage Trust 2012-C1, (12-C1-XA), 2.271%, due 05/10/45	6/27/2017	434,279	425,756	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.8514 due 08/15/45	12/22/2017	324,067	322,270	0.1%

		$1,948,209	$1,685,272	0.6%

TCW Strategic Income Fund, Inc.

December 31, 2017

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $56,000 for the contract period. The Fund did not have any borrowings during the year ended December 31, 2017.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value Per Share, Beginning of Year	$5.81	$5.83	$5.95	$5.82	$5.60

Income from Operations:
Net Investment Income (1)	0.27	0.26	0.22	0.24	0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.14	0.00 (2)	(0.13)	0.14	0.30

Total from Investment Operations	0.41	0.26	0.09	0.38	0.61

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.21)	(0.21)	(0.25)	(0.39)
Distributions from Net Realized Gains	(0.03)	(0.07)	—	—	—

Total Distributions	(0.31)	(0.28)	(0.21)	(0.25)	(0.39)

Net Asset Value Per Share, End of Year	$5.91	$5.81	$5.83	$5.95	$5.82

Market Value Per Share, End of Year	$5.87	$5.33	$5.27	$5.39	$5.34

Net Asset Value Total Return (3)	7.22%	4.49%	1.60%	6.66%	11.19%
Market Price Return (4)	16.36%	6.56%	1.83%	5.66%	6.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$282,034	$277,132	$277,932	$283,835	$277,337
Ratio of Expenses Before Interest Expense to Average Net Assets	0.81%	0.84%	0.87%	0.85%	0.91%
Ratio of Interest Expense to Average Net Assets	0.01%	0.01%	0.01%	0.02%	0.11%
Ratio of Total Expenses to Average Net Assets	0.82%	0.85%	0.88%	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets	4.47%	4.38%	3.70%	4.05%	5.25%
Portfolio Turnover Rate	32.46%	29.20%	24.81%	12.09%	34.97%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.
(4)	Based on market price per share, adjusted for reinvestment of distributions.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

TCW Strategic Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

February 21, 2018

We have served as the auditor of one or more TCW Funds investment companies since 1990.

TCW Strategic Income Fund, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Trust Company of the West
Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC
TCW Alternative Funds

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Strategic Income Fund, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC. TCW FUNDS, INC. TCW STRATEGIC INCOME FUND, INC. METROPOLITAN WEST FUNDS	TCW ALTERNATIVE FUNDS SEPULVEDA MANAGEMENT LLC TCW DIRECT LENDING LLC TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. Unless terminated by either party, the Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the “Board”), including the directors who are not “interested persons” of either the Fund or the Advisor as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).

On September 18, 2017, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2018 through February 5, 2019. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on the Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Fund. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding the Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Fund and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of the Fund to those of appropriate peer groups of funds. After reviewing this information, the Independent Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Directors discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services provided by the Advisor

The Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years. The Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, upgrading resources in the middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW, as the parent company of the Advisor. The Independent Directors examined and discussed a detailed description of the extensive supplemental services provided to the Fund to support its operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Fund. They further noted the high level of regular communication between the Advisor and the Directors. The Advisor explained its responsibility to supervise the activities of the Fund’s various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Fund and its shareholders.

3. Investment performance

The Independent Directors considered the investment results of the Fund in light of its investment objective and principal strategies. They compared the Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Directors reviewed information as to a peer group selection presented by Broadridge and discussed the methodology for the selection with the Advisor. In reviewing the Fund’s relative performance, the Independent Directors took into account the Fund’s strategies, distinct characteristics, asset size and diversification.

The Independent Directors noted that the Fund’s performance fell below the peer group median for all periods other than the ten-year period, but also recognized that the peer group included many funds that were not considered to be sufficiently comparable in strategy or characteristics. The Board discussed the Advisor’s explanation about the lower risk and volatility profile for the Fund compared to its peers, and noted the narrower discount of the market price of its stock compared to its net asset value over the most recent one-year period.

TCW Strategic Income Fund, Inc.

The Board and the Independent Directors concluded that the Advisor was implementing the Fund’s investment objective and that the Advisor’s record in managing the Fund indicates that its continued management should benefit the Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fee and total expenses of the Fund (as a percentage of average net assets) with the median advisory fee and total operating expense level of the other funds in the Broadridge peer group. The Independent Directors observed that the Fund’s advisory fee and total expenses were below the medians of the peer group funds. The Board concluded that the competitive fee charged by the Advisor, and competitive expense ratio, should benefit the Fund and its shareholders.

The Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Fund, the differences appropriately reflected the Advisor’s more extensive services provided to the Fund and significantly greater responsibilities and expenses with respect to the Fund, including the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to registered investment companies with shares listed on a stock exchange.

5. The Advisor’s costs, level of profits, and economies of scale

The Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Fund, as well as the resulting level of profits to the Advisor. The Independent Directors reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also reviewed a comparison of the Advisor’s profitability with respect to the Fund to the profitability of certain publicly traded asset managers, which the Advisor had provided to support its view that the Advisor’s profitability was reasonable. The Board and the Independent Directors also considered the implementation of a supplemental compliance services agreement that reimburses the Advisor for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and the Independent Directors. The Board noted that the Advisor has suspended charging that fee. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Fund grows and whether the advisory fee reflects those potential economies of scale. They noted the breakpoint under the Agreement, which results in a lower advisory fee rate as the Fund grows larger. They also recognized the Advisor’s view that the advisory fee compares favorably to peer group fees, and that expenses remain competitive even at higher asset levels. The Board and the Independent Directors recognized the benefits to the Fund of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Fund, such as successfully recruiting and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Independent Directors also noted the Advisor’s explanation of the increased resources required to

TCW Strategic Income Fund, Inc.

Renewal of Investment Management and Advisory Agreement (Continued)

manage the Fund as a result of increased competitive pressures. The Board and the Independent Directors also recognized that the Fund benefits from receiving investment advice from an organization with other types of advisory clients rather than strictly investment companies. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Fund through low fees and expenses, and through reinvesting in its capabilities for serving the Fund and its shareholders.

6. Ancillary benefits

The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Fund are reasonably related to the services provided by the Advisor to the Fund.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended December 31, 2017 is available without charge:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 19, 2017 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 19, 2017. At the meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors — the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Withheld
Samuel P. Bell	41,423,473	1,925,319
David S. DeVito	42,708,545	640,247
John A. Gavin	41,501,890	1,846,902
Patrick C. Haden	41,541,860	1,806,932
David Lippman	42,712,754	636,038
Peter McMillan	41,428,472	1,920,320
Charles A. Parker	42,872,953	475,839
Victoria B. Rogers	41,594,443	1,754,349
Andrew Tarica	42,929,976	418,816

2)	Ratification of Selection of Independent Registered Public Accounting Firm — the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent regis-tered public accounting firm for the Fund for the fiscal year ended December 31, 2017.

For	Against	Abstain	Non-votes
42,749,606	183,798	415,380	0

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the NAV, you will receive shares at a price equal to the higher of the NAV per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

On account of the year ended December 31, 2017, the Fund paid a capital gain distribution of $0.033 per share within the meaning 852 (b) (3) (c) of the Code.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. Shareholders should refer to the Form 1099-DIV provided by Computershare or your broker for tax filing purposes. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of eight directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point.360 (post production services); TCW Funds, Inc. (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of the Fund since May 2001.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016) University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Charles A. Parker (1934)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Funds, Inc. (mutual fund).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the Fund since October 2011.	President (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Funds, Inc. (mutual fund).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Andrew Tarica (1959)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2015), Cowen & Co, previously Concept Capital Markets, LLC (since 2005), (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.

Interested Directors

Each of these directors is an “interested person” of the Fund as defined in the 1940 Act because he or she is a director and/or officer of the Advisor, and/or shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016); President and Chief Executive Officer (since January 2014), TCW Funds, Inc. and TCW Alternative Funds (since 2015); Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Funds, Inc. (mutual fund).
David Lippman (1958)	Mr. Lippman has served as a director of the Fund since January 2014.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	None.

TCW Strategic Income Fund, Inc.

Directors and Officers

The officers of the Fund who are not directors of the Fund are:

Name, Year of Birth and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds, TCW Funds, Inc. and TCW Alternative Funds; Managing Director and Director of Tax(since August 2016), TCW LLC and Metropolitan West Asset Management LLC, (since August 2017). Previously, Vice President of Corporate Tax and Payroll (1988 – July 2016) for Health Net, Inc. (healthcare).
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel, Secretary, TCW Funds, Inc., Metropolitan West Funds (since February 2013). Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999- January 2013).
Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC, Advisor, and TCW Asset Management Company LLC (since August 2014); Chief Compliance Officer, TCW Funds, Inc. and Metropolitan West Funds (since 2014) and TCW Alternative Funds (since 2015); Global Chief Compliance Officer, The TCW Group, Inc. (since August 2014); Anti-Money Laundering Officer (since December 2016), TCW Funds, Inc., TCW Alternative Funds and Metropolitan West Funds. Previously, Managing Director, New York Life Investments and Chief Compliance Officer, MainStay Funds.

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2014), TCW Alternative Funds; Managing Director, Chief Financial Officer and Assistant Secretary (since February 2013), Metropolitan West Asset Management LLC; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC; Treasurer and Principal Financial and Accounting Officer, TCW Funds, Inc. (since 2014).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds, TCW Funds, Inc. and the Fund, and Patrick W. Dennis, Senior Vice President and Associate General Counsel of TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of TCW Alternative Funds, TCW Funds, Inc., Metropolitan West Funds and the Fund.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

David S. DeVito

Director, President, and Chief Executive Officer

Patrick C. Haden

Director and Chairman

David B. Lippman

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer, and Chief Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

Patrick W. Dennis

Vice President and Assistant Secretary

TSIart9445      12/31/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2017	2016

$75,000	$75,000

(b) Audit-Related Fees

For the fiscal years December 31, 2017 and December 31, 2016, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2017	2016

$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2017	2016

$5,400	$5,400

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2017	2016

$0	$0

(e)(1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Samuel P. Bell

Patrick C. Haden

Peter McMillan

Charles A. Parker

Victoria B. Rogers

Andrew Tarica

(b) Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers*

Mitch Flack	Portfolio Manager and Managing Director, TCW Investment Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since March 2001.
Stephen Kane

Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996.

Laird R. Landmann

President, Metropolitan West Asset Management, LLC since August 1996; Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC, and The TCW Group, Inc. since December 2009.

Tad Rivelle

Portfolio Manager, Group Managing Director, and Chief Investment Officer - Fixed Income, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since August 1996 ..

Bryan Whalen

Portfolio Manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC since December 2009, and Metropolitan West Asset Management, LLC since 2004.

*The foregoing information regarding the Registrant’s portfolio managers is as of February 23, 2018. (Positions with TCW and its affiliates may have changed over time.)

(a)(2) Other Accounts Managed as of December 31, 2017 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	9,139	34	6,589	31	8,053	0	0	23	1,582	1	186
Stephen Kane	32	109,233	28	10,451	213	33,135	0	0	7	1,901	6	3,723
Laird R. Landmann	29	109,185	18	7,468	209	32,825	0	0	3	423	6	3,723
Tad Rivelle	30	117,098	43	10,990	230	39,198	0	0	23	1,582	7	3,910
Bryan Whalen	26	108,249	43	10,990	229	39,104	0	0	23	1,582	7	3,910

Conflicts

The TCW Group, Inc. and its subsidiaries, the Registrant, TCW Funds, Inc., TCW Alternative Funds, and the Metropolitan West Funds (collectively, “TCW”) has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Registrant is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Registrant managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Registrant.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 vested over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

(a)(4) Share Ownership in Registrant as of December 31, 2017

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Mitch Flack						X
Stephen Kane							X
Laird Landmann							X
Tad Rivelle							X
Bryan Whalen					X

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable. For the fiscal year ended December 31, 2017, the Registrant did not engage in securities lending.

(b)	Not applicable. No services were provided to the Registrant by the securities lending agent in the Registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1)  EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)      EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the             Sarbanes-Oxley Act are filed herewith.

(c)      EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 23, 2018

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	February 23, 2018